EXHIBIT 10.39
FIRST AMENDMENT TO
LICENSE PURCHASE AGREEMENT AND
LONG-TERM SPECTRUM MANAGER LEASE AGREEMENT
THIS FIRST AMENDMENT TO LICENSE PURCHASE AGREEMENT AND LONG-TERM SPECTRUM MANAGER LEASE AGREEMENT (this “First Amendment”), dated as of January 10, 2025, is entered into by and among (i) T-MOBILE USA, INC., a Delaware corporation (“T-Mobile”), (ii) T-MOBILE LICENSE LLC, a Delaware limited liability company (“T-Mobile License” and collectively with T-Mobile, the “T-Mobile Parties”), (iii) T-Mobile US, Inc., a Delaware corporation (“Guarantor”), (iv) COMCAST OTR1, LLC, a Delaware limited liability company (“Comcast License”), and (v) COMCAST CORPORATION, a Pennsylvania corporation (“Comcast” and collectively with Comcast License, the “Comcast Parties”).
WHEREAS, the T-Mobile Parties, the Guarantor and the Comcast Parties entered into that certain License Purchase Agreement, dated as of September 12, 2023 (as amended, the “Purchase Agreement”), for the sale and purchase of certain 600 MHz licenses, which are listed in Schedule A thereto (the “Licenses”);
WHEREAS, T-Mobile License and Comcast License entered into that certain Long-Term Spectrum Manager Lease Agreement, dated as of September 12, 2023 (as amended, the “Lease Agreement”), for the lease of the Licenses, which are listed in Schedule A thereto;
WHEREAS, Comcast License owns and holds the 600 MHz license issued by the FCC with FCC callsign WQZM777 for the Philadelphia, PA market (the “Philadelphia License”);
WHEREAS, the applicable parties hereto have agreed that (i) Comcast License will sell, and T-Mobile License will purchase, the Philadelphia License on the terms and conditions set forth in the Purchase Agreement, as amended hereby, and (ii) Comcast License will grant T-Mobile License the right to use the entirety of the frequencies of the Philadelphia License for the applicable Term (as defined in the Lease Agreement) on the terms and conditions set forth in the Lease Agreement, as amended hereby; and
WHEREAS, in consideration of the foregoing, and pursuant to Section 9.3(b) of the Purchase Agreement and Section 13(d) of the Lease Agreement, as applicable, the applicable parties hereto now desire to amend the Purchase Agreement and the Lease Agreement as set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.Definitions. Any capitalized terms used in Section 2 of this First Amendment but not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

Any capitalized terms used in Section 3 of this First Amendment but not defined herein shall have the meanings ascribed to such terms in the Lease Agreement.

2.Amendment of the Purchase Agreement.

a.Schedule A (Licenses) of the Purchase Agreement is hereby amended and replaced in its entirety with the Schedule as attached hereto as Exhibit A.

b.Section 2.1(b) of the Purchase Agreement is hereby amended and replaced in its entirety with the following:

“(b)    At each Closing, subject to Schedule D, in consideration for the grant, sale, conveyance, assignment, transfer and delivery of the Licenses subject to such Closing in accordance with Section 2.1, T-Mobile License shall pay or cause to be paid an aggregate amount equal to (i) the sum of the amounts set forth in the “Purchase Price Allocation” column on Schedule A for the Licenses subject to such Closing, minus (ii) the Applicable Prepaid Lease Amount (the “Applicable Purchase Price”), in each case, by wire transfer of immediately available funds to such account(s) as Comcast License shall designate no later than three (3) Business Days prior to the applicable Closing Date.”

c.The Philadelphia License shall be treated as a License and a Part 1B License for all purposes under the Purchase Agreement and shall be subject to all of the terms of the Purchase Agreement as if it had been included on Schedule A (Licenses) as of the date of execution of the Purchase Agreement by the parties hereto.

d.Section 9.5 of the Purchase Agreement is hereby amended and replaced in its entirety with the following:

“Section 9.5    Notices.

Any notice, request, demand, waiver, consent, approval or other communication that is required or permitted hereunder shall be in writing and shall be deemed given only if delivered personally or sent by registered or certified mail or by Federal Express or other overnight mail service, postage prepaid, or by e-mail (with written confirmation of receipt, other than by means of automatically-generated reply), as follows:

If to the T-Mobile Parties (or any of them), to:
T-Mobile USA, Inc.
12920 SE 38th Street
Bellevue, Washington 98006
Attention: General Counsel
E-mail: Mark.Nelson@T-Mobile.com

with a required copy (which shall not itself constitute proper notice) to:

T-Mobile USA, Inc.
12920 SE 38th Street
Bellevue, Washington 98006
Attention: Dirk Mosa, SVP, Spectrum, Partnerships, Acquisitions and Roaming
E-mail: Dirk.Mosa@T-Mobile.com

and

DLA Piper LLP (US)
500 8th Street NW
Washington, DC 20004
Attention: Nancy Victory and Marc Samuel
Email: nancy.victory@us.dlapiper.com and marc.samuel@us.dlapiper.com

If to the Comcast Parties, to:
Comcast Corporation
One Comcast Center
1701 John F. Kennedy Blvd.
Philadelphia, PA 19103-2838
Attention: Chief Legal Officer
Email: corporate_legal@comcast.com

with a required copy (which shall not itself constitute proper notice) to:
Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017
Attention: Brian Wolfe
Email: brian.wolfe@davispolk.com

or to such other address as the addressee may have specified in a notice duly given to the sender as provided herein. Such notice, request, demand, waiver, consent, approval or other communication will be deemed to have been given as of the date so delivered.”

3.Amendment of the Lease Agreement.

a.Schedule A (Licenses) of the Lease Agreement is hereby amended and replaced in its entirety with the Schedule as attached hereto as Exhibit A.

b.Schedule B (Coverage) of the Lease Agreement is hereby amended and replaced in its entirety with the Schedule as attached hereto as Exhibit B.

c.Section 8(a) of the Lease Agreement is hereby amended and replaced in its entirety with the following:

“a)    Lease Fees. In consideration for the Spectrum Usage Rights granted to Lessee hereunder for each calendar quarter during the Term, throughout the Term, Lessee shall make a payment (the “Lease Fee Amount”) in the amount of the “Quarterly Lease” shown in Schedule A for each FCC License then subject to this Lease Agreement and for which the Lease Commencement Date has occurred; provided that the Lease Commencement Date for each Part 1A License shall be deemed to be no later than the first anniversary of the Initial Lease Commencement Date for purposes of this Section 8(a).”

d.The Philadelphia License shall be treated as an FCC License and a Part 1B License for all purposes under the Lease Agreement and shall be subject to all of the terms of the Lease Agreement as of the date of this First Amendment; provided that, notwithstanding anything in the Lease Agreement to the contrary, Lessor shall file a lease notification for the Philadelphia License no later than ten (10) Business Days after the date of this First Amendment or such later date on or prior to January 31, 2025 as the parties may mutually agree.

4.General.

a.Binding Effect. This First Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their successors and permitted assigns.

b.Full Force and Effect. Except as otherwise expressly provided herein, all of the terms and conditions of the Purchase Agreement and the Lease Agreement remain unchanged and continue in full force and effect. All references to the Purchase Agreement or the Lease Agreement in any other document or instrument shall be deemed to mean such Purchase Agreement or the Lease Agreement, as applicable, as amended by this First Amendment.

c.Governing Law. This First Amendment shall be governed by and interpreted and enforced in accordance with the laws of the State of New York without reference to any of its choice of law rules that would cause the laws of any other jurisdiction to apply.

d.Counterparts. This First Amendment may be executed in any number of counterparts and any party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this First Amendment as of the date first above written.

T-MOBILE USA, INC.            COMCAST CORPORATION
By: /s/ Peter Osvaldik ____________ By: /s/ Jason Armstrong____
Name:    Peter Osvaldik             Name:    Jason Armstrong
Title: Chief Financial Officer         Title: Chief Financial Officer

T-MOBILE LICENSE LLC    COMCAST OTR1, LLC

By: /s/ Peter Osvaldik _____________    By: /s/ Jason Armstrong
Name:     Peter Osvaldik                Name:    Jason Armstrong
Title: Chief Financial Officer            Title: Chief Financial Officer

T-MOBILE US, INC.

By: /s/ Peter Osvaldik _______________
Name:    Peter Osvaldik
Title: Chief Financial Officer

EXHIBIT A

Schedule A (Licenses)

See attached.

EXHIBIT B

Schedule B (Coverage)

See attached.